SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2003

GLOBALSTAR, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-25461	13-3759024

(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Zanker Road, San Jose, California		95134

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 408-933-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On September 24, 2003, Globalstar, L.P. (the “Company”), together with certain of its subsidiaries (collectively with the Company, the “Debtors”), filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”): (a) a Joint Plan of Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries (the “Plan”) and (b) a related Disclosure Statement (the “Disclosure Statement”).

     Copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court are attached hereto as Exhibits 99.1 and 99.2, respectively. The Company notes that all information contained in the Disclosure Statement is subject to change, whether as a result of further amendments to the Plan, as a result of the actions of third parties, or otherwise.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Exhibits:

Exhibit No.	Exhibit Description

99.1	Joint Plan of Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries

99.2	Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, L.P.

By:	/s/ Daniel P. McEntee

	Name:	Daniel P. McEntee
	Title:	Vice President and Chief Financial Officer

Date: September 26, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Joint Plan of Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries

99.2	Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries